UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03084

Jennison Small Company Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 800-225-1852

Date of fiscal year end: 9/30/2008

Date of reporting period: 9/30/2008

Item 1 – Reports to Stockholders –

SEPTEMBER 30, 2008	ANNUAL REPORT

Jennison Small Company Fund, Inc.

FUND TYPE

Small-capitalization stock

OBJECTIVE

Capital growth

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

November 14, 2008

Dear Shareholder:

We hope you find the annual report for the Jennison Small Company Fund, Inc. informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Small Company Fund, Inc.

Jennison Small Company Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Small Company Fund, Inc. is capital growth. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.20%; Class B, 1.90%; Class C, 1.90%; Class L, 1.40%; Class M, 1.90%; Class R, 1.65%; Class X, 1.90%; Class Z, 0.90%. Net operating expenses apply to: Class A, 1.18%; Class B, 1.90%; Class C, 1.90%; Class L, 1.40%; Class M, 1.90%; Class R, 1.40%; Class X, 1.68%; Class Z, 0.90%, after contractual reduction for Class A through 1/31/2008 and Class R through 1/31/2009.

Cumulative Total Returns as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–17.31%	62.59%	106.67%	—
Class B	–18.22	56.16	91.17	—
Class C	–17.92	56.71	91.85	—
Class L	–17.48	N/A	N/A	–8.11% (3/5/07)
Class M	–18.24	N/A	N/A	–9.32 (3/5/07)
Class R	–17.48	N/A	N/A	44.22 (5/10/04)
Class X	–17.87	N/A	N/A	–8.81 (3/5/07)
Class Z	–17.14	64.27	111.23	—
Russell 2500™ Index[2]	–17.99	47.72	137.51	**
S&P SmallCap 600 Index[3]	–13.82	60.27	160.49	***
Lipper Small-Cap Core Funds Avg.[4]	–18.73	43.63	144.67	****

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Average Annual Total Returns[5] as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–21.86%	8.97%	6.92%	—
Class B	–22.11	9.18	6.69	—
Class C	–18.71	9.40	6.73	—
Class L	–22.22	N/A	N/A	–8.71% (3/5/07)
Class M	–22.91	N/A	N/A	–8.88 (3/5/07)
Class R	–17.48	N/A	N/A	8.69 (5/10/04)
Class X	–22.56	N/A	N/A	–8.55 (3/5/07)
Class Z	–17.14	10.44	7.76	—
Russell 2500™ Index[2]	–17.99	8.12	9.04	**
S&P SmallCap 600 Index[3]	–13.82	9.89	10.05	***
Lipper Small-Cap Core Funds Avg.[4]	–18.73	7.35	8.87	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class L, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 1%, 6%, and 6%, respectively. Class R and Class Z shares are not subject to a sales charge. Class L shares are closed to most new purchases (with the exception of exchanges from the same class of shares offered by certain other JennisonDryden Funds).

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns. The Since Inception returns for the Russell 2500 Index, S&P SmallCap 600 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

3The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors.

4The Lipper Small-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Small-Cap Core Funds category for the periods noted. Funds in the Lipper Small-Cap Core Funds category invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, 0.75%, and 1.00%, respectively. Approximately seven years after

Jennison Small Company Fund, Inc.	3

Your Fund’s Performance (continued)

purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Russell 2500 Index Closest Month-End to Inception cumulative total returns are -15.27% for Class L, M, and X; 28.07% for Class R. Russell 2500 Index Closest Month-End to Inception average annual total returns are -6.12% for Class L, M, and X; 5.76% for Class R.

***S&P SmallCap 600 Index Closest Month-End to Inception cumulative total returns are -9.52% for Class L, M, and X; 35.96% for Class R. S&P SmallCap 600 Index Closest Month-End to Inception average annual total returns are -6.12% for Class L, M, and X; 7.20% for Class R.

****Lipper Average Closest Month-End to Inception cumulative total returns are -16.04% for Class L, M, and X; 22.76% for Class R. Lipper Average Closest Month-End to Inception average annual total returns are -10.53% for Class L, M, and X; 4.59% for Class R.

Investors cannot invest directly in an index. The returns for the Russell 2500 Index and the S&P SmallCap 600 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/08
United Natural Foods, Inc., Food & Staples Retailing	2.6%
SBA Communications Corp. (Class A), Wireless Telecommunication Services	2.4
Eaton Vance Corp., Capital Markets	2.1
PSS World Medical, Inc., Healthcare Providers & Services	2.0
StanCorp Financial Group, Inc., Insurance	1.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/08
Healthcare Providers & Services	8.0%
Machinery	7.5
Healthcare Equipment & Supplies	5.1
Diversified Telecommunication Services	4.8
Semiconductors & Semiconductor Equipment	4.6

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Jennison Small Company Fund’s Class A shares declined 17.31% for the 12-month reporting period ended September 30, 2008, which was less than the 17.99% decline of the Fund’s benchmark, the Russell 2500 Index. The Fund’s Class A shares fell less than the Lipper Small-Cap Core Funds Average, which declined 18.73%.

How is the Fund managed?

Jennison Associates, which manages the Fund, looks for smaller, less well-known companies that are believed to have above average growth prospects and whose stocks appear undervalued relative to those growth prospects or relative to the company’s earnings. Jennison builds its portfolio on a company-by-company basis using in-depth fundamental analysis, while considering industry and sector weightings of the benchmark. Generally, the manager considers selling a security for any of the following reasons: (1) if the underlying trends in the company’s industry or business change; (2) if the company experiences a deterioration of its fundamentals and earnings prospects; or (3) if the company’s valuation, in the manager’s opinion, is too high relative to its risks.

What were conditions like in the market for small- and mid-cap stocks?

Problems stemming from the subprime mortgage market spread throughout the financial system in the year ended September 30, 2008, creating a full-blown liquidity/credit crisis that roiled global markets. Engulfed in the spiraling credit crisis, the financial sector turned in its worst performance in recent history. In March, the Federal Reserve intervened to facilitate the sale of the faltering securities firm Bear Stearns, which had been immobilized by liquidity problems.

September of 2008 will be remembered as one of the financial markets’ most tumultuous months. In the space of 30 days, investors saw an extraordinary and alarming series of events: the U.S. government’s takeover of the country’s two largest mortgage providers, Fannie Mae and Freddie Mac, and the world’s largest insurer, AIG; the failure of the investment bank Lehman Brothers; the distressed sales of the commercial banking franchises of Washington Mutual and Wachovia; Bank of America’s agreement in principle to acquire Merrill Lynch; and the conversion of the two remaining global investment banks, Goldman Sachs and Morgan Stanley, to commercial banks.

The crisis has prompted an unprecedented level of coordination and cooperation between the U.S. Treasury Department and the Federal Reserve in their efforts to resuscitate credit markets and stabilize the financial system. The U.S. House of Representatives initially rejected their $700 billion Troubled Asset Relief Program

Jennison Small Company Fund, Inc.	5

Strategy and Performance Overview (continued)

(TARP), driving a sharp sell-off in global equities as the reporting period closed. With the exigency of the situation becoming increasingly apparent, a revised version of TARP was passed and signed into law, shortly after the reporting period in early October.

The lack of available credit drove a sharp increase in the cost of borrowing short-term funds, including overnight money and commercial paper. Correspondingly, Treasury bonds and bills benefited from an extreme flight to quality across all maturities. While the Federal Reserve refrained from reducing interest rates further during the third quarter of 2008, it lowered the federal funds rate to 1.5% shortly after the reporting period, as part of a coordinated move with the Bank of Canada, the Bank of England, the European Central Bank, the Swedish Riksbank, and the Swiss National Bank, to lower key rates by 50 basis points across most of Europe and North America. The U.S. remained the center of the credit crisis, but in the UK and across Europe government interventions were also required to support large distressed lending and real estate entities.

The ongoing correction in the housing market and the associated debt deflation significantly impeded economic activity. The drop in the price of oil from a peak of $145 per barrel in early July to approximately $100 by September 30 reflected the effects of lower near-term U.S. demand and the weakening global economy. Unemployment throughout the reporting period also trended higher, pointing to the probability of recession.

Which holdings detracted most from the Fund’s return?

Insight Enterprises was the top individual detractor from performance. The company provides brand-name information technology hardware, software, and services to small- to medium-sized business and public sector clients in over 170 countries. Insight announced financial results for the first quarter of 2008 that were below consensus estimates, which caused the company’s stock price to drop. The primary reasons for the disappointing quarter were increased costs and decreased demand in North American and European markets. The company management has developed an appropriate strategy to address the obstacles currently facing the company and will continue to monitor this holding closely.

UCBH Holdings, a bank holding company, detracted from the Fund’s return. UCBH provides personal and commercial banking services with an emphasis on Asian-American customers in related U.S. markets. The company’s stock price continued to fall following the downward revision of earnings-per-share (EPS) guidance for fiscal 2008, which is primarily due to an increased provision for loan losses. While

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While Jennison believes that UCBH has the ability to create long-term value for shareholders, the manager was cautious about the potential for higher-than-expected losses in their commercial loan portfolio in the short-term and decided to liquidate the Fund’s position.

SBA Communications, which leases wireless communications towers to wireless service providers, also detracted from performance. As broad market volatility continued and credit market conditions worsened, shares of SBA declined in concert with other telecom services companies. Most of these companies tend to have highly leveraged balance sheets. Jennison is very comfortable with SBA’s leverage given its ability to generate free cash flow and potential earnings over the next two to three years. The manager believes that the wireless tower industry continues to represent a strong business model with both solid growth and defensive characteristics.

Oshkosh Corp. also detracted from performance. The company designs, manufactures and markets specialty vehicles and vehicle bodies of four types: access equipment, defense, fire/emergency and commercial. Oshkosh experienced a sell-off following the downward revision and pre-announcement of disappointing financial results for the company’s third quarter of fiscal 2008. This was due primarily to weakness in the JLG brand of access equipment, which has been negatively affected by increasing steel costs and decreased demand due to a deceleration of commercial construction in Western Europe. Weak demand is also impacting the fire/emergency and commercial segments to a lesser degree. The manager misjudged the initial magnitude of declining sales at JLG, but has held on to the Fund’s position in Oshkosh because the manager believes it is a high quality company attractively valued at current levels.

Which holdings made the largest positive contributions to the Fund’s return?

Two holdings from the energy sector were the top individual contributors to positive performance. Denbury Resources is engaged in the acquisition, development, operation and exploration of oil and natural gas properties in the Gulf Coast region of the United States, primarily in Louisiana, Mississippi, and the Barnett Shale gas field in Texas. Jennison considers Denbury’s unique ability to acquire carbon dioxide reserves and use it to increase oil production from previously depleted oil fields a significant benefit to its position within the industry. However, the manager decided to liquidate the position in June due to concerns about the impact that a significant commodity price correction could have on the company’s stock price. Diversified oilfield services company W-H Energy Services provides products and services used in the drilling and production of oil and natural gas. The company’s stock price appreciated following the announcement that it agreed to be acquired by Smith International, another oilfield services provider.

Jennison Small Company Fund, Inc.	7

Strategy and Performance Overview (continued)

Despite a slowing environment for mergers and acquisitions, two of the Fund’s holdings saw their stock prices increase after announcing that they had agreed to be taken over. Performance Food Group markets and distributes both food and non-food products to customers in the food service and food-away-from-home industries. The company’s shares jumped in January after announcing that it agreed to be purchased by private equity firms Blackstone Group and Wellspring Capital Management. Information Technology holding Foundry Networks designs, develops, manufactures, markets, and sells switching and routing products for wired and wireless local area networks, metropolitan area networks, wide area networks, and other infrastructure products worldwide. Foundry’s stock price increased after it agreed to be acquired by computer storage device company Brocade Communications Systems.

As for the Fund’s relative performance, strong stock selection in the consumer discretionary and telecom services sectors made the most significant contribution that enabled the Fund to outperform the Russell 2500 Index for the reporting period.

Were there significant changes to the Fund?

During the reporting period, there were no significant changes to the Fund, which is constructed using Jennison’s fundamental internal research and the consistent application of its bottom-up approach to stock selection. The determination of a stock’s weighting is as much a part of this bottom-up process as is the decision to include the stock in the portfolio. While the manager is mindful of macroeconomic themes, sector and industry allocations are the result of its fundamental stock selection process.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Comments on Largest Holdings

2.6%	United Natural Foods, Inc., Food & Staples Retailing

United Natural Foods is a natural and organic food distributor. The manager believes the integration of specialty foods distributor Millbrook will allow the company to expand its business with traditional supermarkets and improve operating efficiency over the long term.

2.4%	SBA Communications Corp., Wireless Telecommunication Services

SBA Communications leases wireless communications towers to wireless service providers. The manager likes the company for its ability to generate cash flow and the potential for earnings over the next two to three years. Jennison believes the wireless tower industry continues to represent a strong business model with both solid growth and defensive characteristics, or the ability to perform well through all phases of the business cycle.

2.1%	Eaton Vance Corp., Capital Markets

Eaton Vance, an asset management firm, has benefited from strong inflows and an increase in assets under management as well as a decrease in sales expenses. Jennison is encouraged by these developments and continue to have high conviction in management’s strategy for growth.

2.0%	PSS World Medical, Inc., Healthcare Providers & Services

PSS World Medical distributes medical supplies directly to physician offices and elder care facilities through its network of full-service distribution centers located across the United States. The manager believes Athenahealth, the company’s healthcare information technology products, and SmartScan, should create positive momentum going forward.

1.9%	StanCorp Financial Group, Inc., Insurance

StanCorp Financial Group provides life and disability insurance as well as asset management services. Jennison has confidence in StanCorp’s first-rate management team to continue to navigate the company through this challenging economic environment.

Jennison Small Company Fund, Inc.	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2008, at the beginning of the period, and held through the six-month period ended September 30, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Small Company Fund, Inc.		Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$939.50	1.23%	$5.96
	Hypothetical	$1,000.00	$1,018.85	1.23%	$6.21

Class B	Actual	$1,000.00	$934.40	1.93%	$9.33
	Hypothetical	$1,000.00	$1,015.35	1.93%	$9.72

Class C	Actual	$1,000.00	$935.90	1.93%	$9.34
	Hypothetical	$1,000.00	$1,015.35	1.93%	$9.72

Class L	Actual	$1,000.00	$938.70	1.43%	$6.93
	Hypothetical	$1,000.00	$1,017.85	1.43%	$7.21

Class M	Actual	$1,000.00	$935.60	1.93%	$9.34
	Hypothetical	$1,000.00	$1,015.35	1.93%	$9.72

Class R	Actual	$1,000.00	$938.20	1.43%	$6.93
	Hypothetical	$1,000.00	$1,017.85	1.43%	$7.21

Class X	Actual	$1,000.00	$937.20	1.45%	$7.02
	Hypothetical	$1,000.00	$1,017.75	1.45%	$7.31

Class Z	Actual	$1,000.00	$940.40	0.93%	$4.51
	Hypothetical	$1,000.00	$1,020.35	0.93%	$4.70

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2008, and divided by the 366 days in the Fund’s fiscal year ended September 30, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Jennison Small Company Fund, Inc.	11

Portfolio of Investments

as of September 30, 2008

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.8%
COMMON STOCKS

Aerospace & Defense 1.3%
451,500	Moog, Inc. (Class A)(a)(b)	$19,360,320

Air Freight & Logistics 0.7%
629,700	UTI Worldwide, Inc.	10,717,494

Capital Markets 2.1%
883,100	Eaton Vance Corp.(b)	31,111,613

Commercial Banks 0.6%
255,400	Prosperity Bancshares, Inc.	8,681,046

Commercial Services & Supplies 3.8%
113,200	Clean Harbors, Inc.(a)	7,646,660
924,300	Knoll, Inc.	13,975,416
553,100	Mobile Mini, Inc.(a)	10,691,423
162,000	Stericycle, Inc.(a)(b)	9,543,420
427,500	Waste Connections, Inc.(a)(b)	14,663,250

		56,520,169

Communications Equipment 4.1%
920,000	ADTRAN, Inc.(b)	17,930,800
496,000	CommScope, Inc.(a)(b)	17,181,440
360,763	F5 Networks, Inc.(a)(b)	8,434,639
953,200	Foundry Networks, Inc.(a)	17,357,772

		60,904,651

Computers & Peripherals 0.1%
601,600	On Track Innovations Ltd.(a)(b)	1,732,608

Construction & Engineering 2.4%
672,700	Chicago Bridge & Iron Co. N.V.	12,942,748
2,010,700	Great Lakes Dredge & Dock Corp.	12,687,517
278,000	URS Corp.(a)	10,194,260

		35,824,525

Consumer Finance 0.9%
212,900	Alliance Data Systems Corp.(a)(b)	13,493,602

Diversified Consumer Services 1.1%
560,818	School Specialty, Inc.(a)(b)	17,491,913

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	13

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Telecommunication Services 4.8%
839,900	Cogent Communications Group, Inc.(a)(b)	$6,484,028
1,845,900	Fairpoint Communications, Inc.	16,003,953
695,600	Iowa Telecommunications Services, Inc.	12,993,808
801,200	Ntelos Holdings Corp.	21,544,268
1,466,100	TW Telecom Inc., (Class A)(a)(b)	15,232,779

		72,258,836

Electric Utilities 0.7%
520,500	El Paso Electric Co.(a)(b)	10,930,500

Electronic Equipment & Instruments 1.4%
1,558,900	Insight Enterprises, Inc.(a)(b)	20,904,849

Energy Equipment & Services 3.6%
533,400	Complete Production Services, Inc.(a)(b)	10,737,342
129,600	Core Laboratories N.V.(b)	13,131,072
265,900	Oceaneering International, Inc.(a)(b)	14,177,788
553,900	Pride International, Inc.(a)	16,400,979

		54,447,181

Food & Staples Retailing 3.2%
1,556,000	United Natural Foods, Inc.(a)(b)	38,884,440
445,500	Whole Foods Market, Inc.(b)	8,923,365

		47,807,805

Food Products 2.7%
301,300	American Italian Pasta Co.(a)(b)	5,001,580
980,800	Cosan Ltd. (Class A)(a)	7,826,784
785,000	Dean Foods Co.(a)(b)	18,337,600
238,700	Sanderson Farms, Inc.(b)	8,769,838

		39,935,802

Health Care Equipment & Supplies 5.1%
322,200	Beckman Coulter, Inc.(b)	22,872,978
1,309,271	ev3, Inc.(a)(b)	13,145,081
572,000	Immucor, Inc.(a)(b)	18,281,120
491,115	Integra LifeSciences Holdings Corp.(a)(b)	21,623,793

		75,922,972

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Health Care Providers & Services 8.0%
447,900	Air Methods Corp.(a)(b)	$12,680,049
916,100	Centene Corp.(a)(b)	18,789,211
316,600	Henry Schein, Inc.(a)(b)	17,045,744
473,400	MWI Veterinary Supply, Inc.(a)(b)	18,599,886
1,566,800	PSS World Medical, Inc.(a)(b)	30,552,600
756,300	Sunrise Senior Living, Inc.(a)(b)	10,429,377
192,100	Universal Health Services, Inc.(b)	10,763,363

		118,860,230

Hotels, Restaurants & Leisure 2.4%
829,000	Cheesecake Factory (The)(a)(b)	12,119,980
582,000	Jack in the Box, Inc.(a)(b)	12,280,200
434,700	Red Robin Gourmet Burgers, Inc.(a)(b)	11,649,960

		36,050,140

Human Resources & Employment Services 1.1%
593,500	Administaff, Inc.(b)	16,155,070

Insurance 4.5%
502,800	Aspen Insurance Holdings Ltd.	13,827,000
434,200	Protective Life Corp.	12,379,042
205,900	RLI Corp.	12,784,331
540,000	StanCorp Financial Group, Inc.	28,080,000

		67,070,373

Internet Software & Services 3.0%
408,700	Digital River, Inc.(a)(b)	13,241,880
550,600	GSI Commerce, Inc.(a)(b)	8,523,288
667,600	SAVVIS, Inc.(a)(b)	8,972,544
1,072,700	Switch & Data Facillities Co., Inc.(a)(b)	13,355,115

		44,092,827

IT Services 0.5%
261,400	Wright Express Corp.(a)(b)	7,802,790

Life Sciences Tools & Services 1.3%
444,700	Kendle International, Inc.(a)(b)	19,882,537

Machinery 7.5%
441,900	Actuant Corp. (Class A)	11,153,556
484,500	Graco, Inc.(b)	17,253,045

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	15

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Machinery (cont’d.)
873,539	IDEX Corp.	$27,097,180
1,159,200	Oshkosh Corp.	15,255,072
741,900	Pentair, Inc.(b)	25,647,483
451,500	RBC Bearings, Inc.(a)	15,211,035

		111,617,371

Marine 0.2%
332,200	Horizon Lines, Inc. (Class A)(b)	3,278,814

Media 3.3%
146,500	Entravision Communications Corp. (Class A)(a)(b)	394,085
541,300	John Wiley & Son, Inc. (Class A)	21,895,585
1,699,900	Regal Entertainment Group (Class A)(b)	26,824,422

		49,114,092

Metals & Mining 0.3%
158,500	Century Aluminum Co.(a)(b)	4,388,865

Oil, Gas & Consumable Fuels 4.4%
278,200	Bill Barrett Corp.(a)(b)	8,933,002
185,700	Carrizo Oil & Gas, Inc.(a)	6,735,339
373,500	Encore Acquisition Co.(a)(b)	15,604,830
782,100	Petroquest Energy, Inc.(a)(b)	12,005,235
674,200	Quicksilver Resources, Inc.(a)(b)	13,234,546
239,600	St. Mary Land & Exploration Co.	8,541,740

		65,054,692

Paper & Forest Products 0.6%
2,090,800	Domtar Corp.(a)	9,617,680

Pharmaceuticals 1.0%
629,900	KV Pharmaceutical Co. (Class A)(a)(b)	14,305,029

Real Estate Investments Trusts 3.0%
449,100	Cogdell Spencer, Inc.	7,203,564
1,716,000	MFA Mortgage Investments, Inc.(b)	11,154,000
1,189,200	Northstar Realty Finance Corp.(b)	9,216,300
1,305,700	Sunstone Hotel Investors, Inc.(b)	17,626,950

		45,200,814

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Research & Consulting Services 1.0%
658,400	Resources Connection, Inc.(a)	$14,833,752

Road & Rail 1.5%
857,350	Knight Transportation, Inc.(b)	14,549,230
170,200	Landstar System, Inc.(b)	7,499,012

		22,048,242

Semiconductors & Semiconductor Equipment 4.6%
738,600	ATMI, Inc.(a)(b)	13,280,028
1,126,200	Cavium Networks, Inc.(a)(b)	15,856,896
485,300	Intersil Corp. (Class A)(b)	8,046,274
1,747,500	PMC - Sierra, Inc.(a)(b)	12,966,450
779,000	Power Integrations, Inc.(a)(b)	18,773,900

		68,923,548

Software 1.9%
1,058,500	Commvault Systems, Inc.(a)(b)	12,754,925
1,286,200	Quest Software, Inc.(a)(b)	16,321,878

		29,076,803

Specialty Retail 0.7%
267,900	Ross Stores, Inc.(b)	9,861,399

Textiles, Apparel & Luxury Goods 2.7%
509,000	Phillips-Van Heusen Corp.(b)	19,296,190
448,400	Warnaco Group, Inc.(a)(b)	20,308,036

		39,604,226

Trading Companies & Distributors 1.0%
1,319,000	RSC Holdings, Inc.(a)(b)	14,983,840

Water Utilites 1.0%
848,200	Aqua America, Inc.(b)	15,080,996

Wireless Telecommunication Services 3.7%
3,009,800	Centennial Communications Corp.(a)(b)	18,781,152
1,389,600	SBA Communications Corp. (Class A)(a)(b)	35,948,952

		54,730,104

	Total long-term investments (cost $1,605,474,508)	1,459,680,120

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	17

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

SHORT-TERM INVESTMENT 46.0%

Affiliated Money Market Mutual Fund
686,194,608	Dryden Core Investment Fund - Taxable Money Market Series (cost $686,194,608; includes $635,203,069 of cash collateral received for securities on loan)(c)(d)	$686,194,608

	Total Investments 143.8% (cost $2,291,669,116; Note 5)	2,145,874,728
	Liabilities in excess of other assets (43.8%)	(653,209,313)

	Net Assets 100.0%	$1,492,665,415

(a)	Non-income producing security.
(b)	All or portion of security is on loan. The aggregate market value of such securities is $630,442,128; cash collateral of $635,203,069 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on September 30, 2008. Collateral was subsequently received on October 1, 2008 and the Portfolio remained in compliance.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investment LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2008 was as follows:

Affiliated Money Market Mutual Fund (including 42.6% of collateral received for securities on loan)	46.0%
Health Care Providers & Services	8.0
Machinery	7.5
Health Care Equipment & Supplies	5.1
Diversified Telecommunication Services	4.8
Semiconductors & Semiconductor Equipment	4.6
Insurance	4.5
Oil, Gas & Consumable Fuels	4.4
Communications Equipment	4.1
Commercial Services & Supplies	3.8
Wireless Telecommunication Services	3.7
Energy Equipment & Services	3.6
Media	3.3
Food & Staples Retailing	3.2
Internet Software & Services	3.0
Real Estate Investments Trusts	3.0
Food Products	2.7
Textiles, Apparel & Luxury Goods	2.7
Construction & Engineering	2.4

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Hotels, Restaurants & Leisure	2.4%
Capital Markets	2.1
Software	1.9
Road & Rail	1.5
Electronic Equipment & Instruments	1.4
Aerospace & Defense	1.3
Life Sciences Tools & Services	1.3
Diversified Consumer Services	1.1
Human Resources & Employment Services	1.1
Pharmaceuticals	1.0
Research & Consulting Services	1.0
Trading Companies & Distributors	1.0
Water Utilities	1.0
Consumer Finance	0.9
Air Freight & Logistics	0.7
Electric Utilities	0.7
Specialty Retail	0.7
Commercial Banks	0.6
Paper & Forest Products	0.6
IT Services	0.5
Metals & Mining	0.3
Marine	0.2
Computers & Peripherals	0.1

143.8
Liabilities in excess of other assets	(43.8)

100.0%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	19

Statement of Assets and Liabilities

as of September 30, 2008

Assets
Investments at value, including securities on loan of $630,442,128:
Unaffiliated Investments (cost $1,605,474,508)	$1,459,680,120
Affiliated Investments (cost $686,194,608)	686,194,608
Receivable for investments sold	3,129,191
Dividends receivable	2,138,917
Receivable for Fund shares sold	1,086,025
Prepaid expenses	27,316

Total assets	2,152,256,177

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	635,203,069
Payable for investments purchased	15,731,410
Payable for capital stock repurchased	5,440,810
Payable to broker	1,041,516
Management fee payable	892,590
Accrued expenses	591,126
Distribution fee payable	331,762
Transfer agent fee payable	191,197
Payable to custodian	157,585
Deferred directors’ fees	9,697

Total liabilities	659,590,762

Net Assets	$1,492,665,415

Net assets were comprised of:
Common stock, at par	$844,030
Paid-in capital in excess of par	1,568,598,184

1,569,442,214
Undistributed net investment income	1,799,711
Accumulated net realized gain on investments	67,217,878
Net unrealized depreciation on investments	(145,794,388)

Net assets, September 30, 2008	$1,492,665,415

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($756,432,235 ÷ 42,331,182 shares of common stock issued and outstanding)	$17.87
Maximum sales charge (5.50% of offering price)	1.04

Maximum offering price to public	$18.91

Class B
Net asset value, offering price and redemption price per share ($39,524,912 ÷ 2,831,249 shares of common stock issued and outstanding)	$13.96

Class C
Net asset value, offering price and redemption price per share ($88,990,405 ÷ 6,353,389 shares of common stock issued and outstanding)	$14.01

Class L
Net asset value, offering price and redemption price per share ($7,233,813 ÷ 407,373 shares of common stock issued and outstanding)	$17.76
Maximum sales charge (5.75% of offering price)	1.08

Maximum offering price to public	$18.84

Class M
Net asset value, offering price and redemption price per share ($6,882,491 ÷ 493,898 shares of common stock issued and outstanding)	$13.94

Class R
Net asset value, offering price and redemption price per share ($14,966,777 ÷ 843,000 shares of common stock issued and outstanding)	$17.75

Class X
Net asset value, offering price and redemption price per share ($3,540,039 ÷ 252,567 shares of common stock issued and outstanding)	$14.02

Class Z
Net asset value, offering price and redemption price per share ($575,094,743 ÷ 30,890,309 shares of common stock issued and outstanding)	$18.62

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	21

Statement of Operations

Year Ended September 30, 2008

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $18,369)	$15,555,812
Affiliated income from securities loaned, net	4,447,269
Affiliated dividend income	1,858,849
Interest income	465

Total income	21,862,395

Expenses
Management fee	11,830,384
Distribution fee—Class A	2,481,009
Distribution fee—Class B	529,345
Distribution fee—Class C	1,108,188
Distribution fee—Class L	45,425
Distribution fee—Class M	117,809
Distribution fee—Class R	76,370
Distribution fee—Class X	37,531
Transfer agent’s fee and expenses (including affiliated expense of $922,600)	2,998,000
Reports to shareholders	290,000
Custodian’s fees and expenses	219,000
Registration fees	139,000
Directors’ fees	47,000
Insurance	31,000
Legal fees and expenses	30,000
Audit fee	21,000
Miscellaneous	23,736

Total expenses	20,024,797

Net investment income	1,837,598

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	98,824,140
Net change in unrealized depreciation on investments	(425,558,325)

Net loss on investments	(326,734,185)

Net Decrease In Net Assets Resulting From Operations	$(324,896,587)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Years Ended September 30,
	2008	2007
Increase (Decrease) In Net Assets
Operations:
Net investment income	$1,837,598	$4,642,579
Net realized gain on investments	98,824,140	58,126,171
Net change in unrealized appreciation (depreciation) on investments	(425,558,325)	181,938,679

Net increase (decrease) in net assets resulting from operations	(324,896,587)	244,707,429

Dividends and Distributions from net investment income (Note 1)
Class A	(1,686,477)	—
Class Z	(2,935,739)	—

	(4,622,216)	—

Distribution from net realized gains (Note 1)
Class A	(35,161,445)	(34,411,394)
Class B	(2,923,026)	(3,956,754)
Class C	(5,838,017)	(5,294,768)
Class L	(378,706)	—
Class M	(787,526)	—
Class R	(521,377)	(137,674)
Class X	(261,521)	—
Class Z	(24,833,816)	(13,403,026)

	(70,705,434)	(57,203,616)

Fund share transactions (Net of share conversions) ( Note 6)
Net proceeds from shares sold	433,625,749	936,221,640
Net asset value of shares issued in connection with merger (Note 8)	—	79,444,150
Net asset value of shares issued in reinvestment of distributions	60,070,338	45,528,969
Cost of shares reacquired	(463,637,474)	(309,841,953)

Net increase in net assets from Fund share transactions	30,058,613	751,352,806

Total increase (decrease)	(370,165,624)	938,856,619

Net Assets:
Beginning of year	1,862,831,039	923,974,420

End of year(a)	$1,492,665,415	$1,862,831,039

(a) Includes undistributed net investment income of:	$1,799,711	$4,632,865

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	23

Notes to Financial Statements

Jennison Small Company Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is to achieve capital growth by investing in a carefully selected portfolio of common stocks. Investment income is of incidental importance, and the Fund may invest in securities which do not produce any income.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been effected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of September 30, 2008, there were no securities whose values were adjusted in accordance with procedures approved by the Board of Directors.

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Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other

Jennison Small Company Fund, Inc.	25

Notes to Financial Statements

continued

factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees; for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income semi-annually and distributions of net realized capital and currency gains, if any, annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid in capital when they arise.

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Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .70 of 1% of the average daily net assets of the Fund up to $1 billion and .65 of 1% of the average daily net assets of the Fund in excess of $1 billion. The effective management fee rate was ..68 of 1% for the year ended September 30, 2008.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C, L, M, R, X and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B, C, L, M, R, and X shares, pursuant to plans of distribution, (the “Distribution Plans”), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, 1%, .50 of 1%, 1%, .75 of 1% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares,

Jennison Small Company Fund, Inc.	27

Notes to Financial Statements

continued

respectively. PIMS contractually agreed to limit such fees to .25 of 1% through January 31, 2008 for Class A shares and .50 of 1% of Class R shares through September 30, 2008.

PIMS has advised the Fund that it received approximately $137,000 front-end sales charges resulting from sales of Class A shares, during the year ended September 30, 2008. From these fees, PIMS paid such sales charges to affiliated broker/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2008, it received approximately $1,000, $79,800, $18,200, $19,000, and $6,500 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2008.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

28	Visit our website at www.jennisondryden.com

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2008, the Fund incurred approximately $1,479,500, in total networking fees, of which approximately $124,000 and $116,000, respectively, was paid to Wachovia and First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended September 30, 2008, Wachovia earned approximately $4,300 in broker commissions from portfolio transactions executed on behalf of the fund.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended September 30, 2008, PIM has been compensated approximately $1,906,000 for these services.

As a result of the bankruptcy filing by Lehman Brothers Holdings Inc., which was the parent company to the Fund’s Securities Lending Counter Party, Lehman Brothers Inc. (Lehman), the Fund’s Securities Lending Agent utilized collateral held on behalf of the Fund for securities out on loan to make the Fund compensate for the failure of Lehman to return the securities.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2008 were $1,205,353,768 and $1,195,250,028, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gain on investments on the Statement of Assets and Liabilities that more closely represent their tax character,

Jennison Small Company Fund, Inc.	29

Notes to Financial Statements

continued

certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investments. For the year ended September 30, 2008, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investments by $48,536 due to reclassification of distributions and other book to tax adjustments. Net investment income, net realized gains and net assets were not affected by this change.

For the years ended September 30, 2008 and 2007, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $37,577,430 and $18,608,025 of ordinary income and $37,750,220 and $38,595,591 of long-term capital gains, respectively.

As of September 30, 2008, the accumulated undistributed earnings on a tax basis were $3,225,637 of ordinary income and $78,879,819 of long-term capital gains. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of September 30, 2008 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$2,298,621,638	$98,111,817	$(250,858,727)	$(152,746,910)

The difference between book basis and tax basis was primarily attributed to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward at September 30, 2008 of approximately $6,126,000 of which $4,721,000 expires in 2009, and $1,405,000 expires in 2010. The Fund utilized approximately $3,321,000 of capital loss carryforward to offset net taxable gains realized in the fiscal year ended September 30, 2008. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2008, no

30	Visit our website at www.jennisondryden.com

provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 5.5% and 5.75%, respectively. All investors who purchase Class A or Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class M and Class X shares are sold with a CDSC which declines from 6% to zero depending on the period of time the shares are held. Class C shares purchased are not subject to an initial sales charge and the CDSC for Class C shares will be 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class M shares will automatically convert to Class A shares approximately eight years after purchase. Class L shares are closed to most new purchases (with the exception of reinvested dividends). Class L and Class M shares are only exchangable with Class L and Class M shares, respectively, offered by certain other Strategic Partners and JennisonDryden Funds. Class X shares are closed to new purchases. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1.25 billion shares of common stock authorized, $.01 par value per share, divided into eight classes, designated Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z common stock. Class A shares consist of 190 million authorized shares. Class B, Class C, Class L and Class M shares each consist of 180 million authorized shares. Class X consist of 170 million shares. Class R, and Class Z shares consist of 85 million shares. As of September 30, 2008, Prudential owned 138 Class R shares.

Jennison Small Company Fund, Inc.	31

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2008:
Shares sold	9,408,263	$194,357,337
Shares issued in reinvestment of dividends	1,602,990	33,149,751
Shares reacquired	(11,392,438)	(228,411,142)

Net increase (decrease) in shares outstanding before conversion	(381,185)	(904,054)
Shares issued upon conversion from Class B, M and X	845,472	16,994,415

Net increase (decrease) in shares outstanding	464,287	$16,090,361

Year ended September 30, 2007:
Shares sold	17,189,625	$363,014,665
Shares issued in connection with merger	682,544	13,780,961
Shares issued in reinvestment of dividends	1,540,214	31,173,939
Shares reacquired	(8,863,723)	(188,099,463)

Net increase (decrease) in shares outstanding before conversion	10,548,660	219,870,102
Shares issued upon conversion from Class B, M and X	684,244	14,646,413

Net increase (decrease) in shares outstanding	11,232,904	$234,516,515

Class B
Year ended September 30, 2008:
Shares sold	138,594	$2,216,323
Shares issued in reinvestment of dividends	162,961	2,657,890
Shares reacquired	(560,282)	(8,851,321)

Net increase (decrease) in shares outstanding before conversion	(258,727)	(3,977,108)
Shares reacquired upon conversion into Class A	(561,698)	(8,712,175)

Net increase (decrease) in shares outstanding	(820,425)	$(12,689,283)

Year ended September 30, 2007:
Shares sold	592,084	$9,852,932
Shares issued in connection with merger	378,993	6,125,665
Shares issued in reinvestment of dividends	227,089	3,683,387
Shares reacquired	(601,079)	(10,196,959)

Net increase (decrease) in shares outstanding before conversion	597,087	9,465,025
Shares reacquired upon conversion into Class A	(578,277)	(9,745,564)

Net increase (decrease) in shares outstanding	18,810	$(280,539)

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Class C	Shares	Amount
Year ended September 30, 2008:
Shares sold	424,633	$6,851,673
Shares issued in reinvestment of dividends	240,447	3,921,679
Shares reacquired	(1,634,460)	(25,712,643)

Net increase (decrease) in shares outstanding	(969,380)	$(14,939,291)

Year ended September 30, 2007:
Shares sold	2,888,913	$47,975,904
Shares issued in connection with merger	948,519	15,308,783
Shares issued in reinvestment of dividends	218,300	3,540,821
Shares reacquired	(1,070,819)	(18,231,496)

Net increase (decrease) in shares outstanding	2,984,913	$48,594,012

Class L
Year ended September 30, 2008:
Shares sold	2,897	$62,041
Shares issued in reinvestment of dividends	17,974	369,992
Shares reacquired	(95,413)	(1,917,467)

Net increase (decrease) in shares outstanding	(74,542)	$(1,485,434)

Period March 2, 2007* through September 30, 2007:
Shares sold	1,366	$29,103
Shares issued in connection with merger	569,504	11,441,330
Shares issued in reinvestment of dividends	—	—
Shares reacquired	(88,955)	(1,927,535)

Net increase (decrease) in shares outstanding	481,915	$9,542,898

Class M
Year ended September 30, 2008:
Shares sold	12,617	$206,917
Shares issued in reinvestment of dividends	45,153	735,087
Shares reacquired	(201,730)	(3,241,473)

Net increase (decrease) in shares outstanding before conversion	(143,960)	(2,299,469)
Shares reacquired upon conversion into Class A	(504,614)	(8,148,875)

Net increase (decrease) in shares outstanding	(648,574)	$(10,448,344)

Period March 2, 2007* through September 30, 2007:
Shares sold	24,725	$418,273
Shares issued in connection with merger	1,634,004	26,377,993
Shares issued in reinvestment of dividends	—	—
Shares reacquired	(242,845)	(4,199,976)

Net increase (decrease) in shares outstanding before conversion	1,415,884	22,596,290
Shares reacquired upon conversion into Class A	(273,412)	(4,812,089)

Net increase (decrease) in shares outstanding	1,142,472	$17,784,201

Jennison Small Company Fund, Inc.	33

Notes to Financial Statements

continued

Class R	Shares	Amount
Year ended September 30, 2008:
Shares sold	460,485	$9,361,478
Shares issued in reinvestment of dividends	17,104	352,009
Shares reacquired	(202,613)	(4,030,947)

Net increase (decrease) in shares outstanding	274,976	$5,682,540

Year ended September 30, 2007:
Shares sold	537,324	$11,453,416
Shares issued in reinvestment of dividends	6,822	137,523
Shares reacquired	(83,975)	(1,814,562)

Net increase (decrease) in shares outstanding	460,171	$9,776,377

Class X
Year ended September 30, 2008:
Shares sold	887	$14,394
Shares issued in reinvestment of dividends	15,937	259,936
Shares reacquired	(89,522)	(1,418,166)

Net increase (decrease) in shares outstanding before conversion	(72,698)	(1,143,836)
Shares reacquired upon conversion into Class A	(8,676)	(133,365)

Net increase (decrease) in shares outstanding	(81,374)	$(1,277,201)

Period March 2, 2007* through September 30, 2007:
Shares sold	4,479	$75,441
Shares issued in connection with merger	396,992	6,409,418
Shares issued in reinvestment of dividends	—	—
Shares reacquired	(62,507)	(1,080,519)

Net increase (decrease) in shares outstanding before conversion	338,964	5,404,340
Shares reacquired upon conversion into Class A	(5,023)	(88,760)

Net increase (decrease) in shares outstanding	333,941	$5,315,580

Class Z
Year ended September 30, 2008:
Shares sold	10,291,747	$220,555,586
Shares issued in reinvestment of dividends	866,232	18,623,994
Shares reacquired	(9,063,531)	(190,054,315)

Net increase (decrease) in shares outstanding	2,094,448	$49,125,265

Year ended September 30, 2007:
Shares sold	23,000,715	$503,401,906
Shares issued in reinvestment of dividends	332,065	6,993,299
Shares reacquired	(3,784,384)	(84,291,443)

Net increase (decrease) in shares outstanding	19,548,396	$426,103,762

*	Inception date.

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Note 7. New Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, on the financial statements has not yet been determined.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Note 8. Reorganization

On March 2, 2007, Jennison Small Company acquired all of the net assets of Strategic Partners Small Cap Growth Fund, a series of the Strategic Partners Mutual Funds Inc., pursuant to a plan of reorganization approved by the Strategic Partners Mutual Funds Inc. on December 15, 2006. The acquisition was accomplished by a tax-free issue of Class A, Class B, Class C, Class L, Class M, and Class X shares for the corresponding classes of Jennison Small Company.

SP Small Cap Growth		Jennison Small Company
Class	Shares	Class	Shares	Value
A	2,412,213	A	682,544	$13,780,961
B	1,134,870	B	378,993	6,125,665
C	2,814,174	C	948,519	15,308,783
L	2,028,605	L	569,504	11,441,330
M	4,847,947	M	1,634,004	26,377,993
X	6,409,418	X	396,992	6,409,418

The aggregate net assets and unrealized appreciation/(depreciation) of the merged fund immediately before the acquisition were:

	Total Net Assets	Unrealized Appreciation
SP Small Cap Growth	$79,444,150	$9,516,188

The aggregate net assets of Jennison Small Company immediately before the acquisition was $1,324,903,350.

Jennison Small Company Fund, Inc.	35

Financial Highlights

Class A
Year Ended September 30, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$22.50

Income (loss) from investment operations:
Net investment income (loss)	.02
Net realized and unrealized gain (loss) on investment transactions	(3.80)

Total from investment operations	(3.78)

Less Dividends and Distributions:
Dividends from net investment income	(.04)
Distributions from net realized gains	(.81)

Total dividends and distributions	(.85)

Net asset value, end of year	$17.87

Total Return(b):	(17.31)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$756,432
Average net assets (000)	$879,220
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.18%
Expenses, excluding distribution and service (12b-1) fees	.90%
Net investment income (loss)	.08%
For Class A, B, C, L, M, R, X and Z shares:
Portfolio turnover rate	70%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares for the period October 1, 2007 to January 31, 2008.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class A
Year Ended September 30,
2007(a)	2006(a)	2005	2004(a)

$19.73	$20.48	$18.71	$15.72

.07	(.04)	(.02)	(.10)
3.79	2.01	4.19	3.09

3.86	1.97	4.17	2.99

—	—	—	—
(1.09)	(2.72)	(2.40)	—

(1.09)	(2.72)	(2.40)	—

$22.50	$19.73	$20.48	$18.71

20.16%	10.46%	24.46%	19.02%

$941,912	$604,534	$416,456	$314,904
$797,330	$518,412	$358,647	$308,040

1.12%	1.17%	1.23%	1.23%
.87%	.92%	.98%	.98%
.32%	(.20)%	(.10)%	(.53)%

51%	66%	78%	71%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	37

Financial Highlights

continued

Class B
Year Ended September 30, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$17.92

Income (loss) from investment operations:
Net investment loss	(.10)
Net realized and unrealized gain (loss) on investment transactions	(3.05)

Total from investment operations	(3.15)

Less Distributions:
Distributions from net realized gains	(.81)

Net asset value, end of year	$13.96

Total Return(b):	(18.22)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$39,525
Average net assets (000)	$52,933
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.90%
Expenses, excluding distribution and service (12b-1) fees	.90%
Net investment loss	(.65)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class B
Year Ended September 30,
2007(a)	2006(a)	2005	2004(a)

$16.04	$17.25	$16.21	$13.72

(.08)	(.15)	(.17)	(.20)
3.05	1.66	3.61	2.69

2.97	1.51	3.44	2.49

(1.09)	(2.72)	(2.40)	—

$17.92	$16.04	$17.25	$16.21

19.28%	9.65%	23.57%	18.15%

$65,430	$58,254	$68,701	$93,190
$65,520	$64,596	$80,151	$107,565

1.87%	1.92%	1.98%	1.98%
.87%	.92%	.98%	.98%
(.44)%	(.97)%	(.83)%	(1.30)%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	39

Financial Highlights

continued

Class C
Year Ended September 30, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$17.92

Income (loss) from investment operations:
Net investment loss	(.10)
Net realized and unrealized gain (loss) on investment transactions	(3.00)

Total from investment operations	(3.10)

Less Distributions:
Distributions from net realized gains	(.81)

Net asset value, end of year	$14.01

Total Return(b):	(17.92)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$88,990
Average net assets (000)	$110,816
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.90%
Expenses, excluding distribution and service (12b-1) fees	.90%
Net investment loss	(.65)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class C
Year Ended September 30,
2007(a)	2006(a)	2005	2004(a)

$16.03	$17.25	$16.21	$13.72

(.07)	(.14)	(.17)	(.20)
3.05	1.64	3.61	2.69

2.98	1.50	3.44	2.49

(1.09)	(2.72)	(2.40)	—

$17.92	$16.03	$17.25	$16.21

19.28%	9.65%	23.57%	18.15%

$131,201	$69,557	$21,692	$17,330
$111,147	$42,326	$18,627	$18,052

1.87%	1.92%	1.98%	1.98%
.87%	.92%	.98%	.98%
(.40)%	(.86)%	(.99)%	(1.29)%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	41

Financial Highlights

continued

	Class L
	Year Ended September 30, 2008(b)	March 2, 2007(a) through September 30, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$22.37	$20.09

Income (loss) from investment operations:
Net investment income (loss)	(.03)	.05
Net realized and unrealized gain (loss) on investment transactions	(3.77)	2.23

Total from investment operations	(3.80)	2.28

Less Distributions:
Distributions from net realized gains	(.81)	—

Net asset value, end of period	$17.76	$22.37

Total Return(c):	(17.48)%	11.35%
Ratios/Supplemental Data:
Net assets, end of period (000)	$7,234	$10,783
Average net assets (000)	$9,085	$11,345
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.40%	1.37	%(e)
Expenses, excluding distribution and service (12b-1) fees	.90%	.87	%(e)
Net investment income (loss)	(.15)%	.37	%(e)

(a)	Inception date of Class L shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

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	Class M
	Year Ended September 30, 2008(b)	March 2, 2007(a) through September 30, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$17.91	$16.14

Income (loss) from investment operations:
Net investment loss	(.11)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(3.05)	1.78

Total from investment operations	(3.16)	1.77

Less Distributions:
Distributions from net realized gains	(.81)	—

Net asset value, end of period	$13.94	$17.91

Total Return(c):	(18.28)%	10.97%
Ratios/Supplemental Data:
Net assets, end of period (000)	$6,882	$20,457
Average net assets (000)	$11,781	$24,257
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.90%	1.87	%(e)
Expenses, excluding distribution and service (12b-1) fees	.90%	.87	%(e)
Net investment income (loss)	(.68)%	(.12	)%(e)

(a)	Inception date of Class M shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	43

Financial Highlights

continued

Class R
Year Ended September 30, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$22.36

Income (loss) from investment operations:
Net investment income (loss)	(.03)
Net realized and unrealized gain (loss) on investment transactions	(3.77)

Total from investment operations	(3.80)

Less Distributions:
Distributions from net realized gains	(.81)

Net asset value, end of period	$17.75

Total Return(c):	(17.48)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$14,967
Average net assets (000)	$15,274
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees(e)	1.40%
Expenses, excluding distribution and service (12b-1) fees	.90%
Net investment income (loss)	(.13)%

(a)	Inception date of Class R shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Amount is actual and not rounded.
(e)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average net assets of the Class R shares.
(f)	Does not include expenses of the underlying portfolios in which the Fund invests.
(g)	Annualized.

See Notes to Financial Statements.

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Class R
Year Ended September 30,			May 10, 2004(a) through September 30, 2004(b)
2007(b)	2006(b)	2005

$19.67	$20.47	$18.72	$17.58

.02	(.07)	(.02)	(.07)
3.76	1.99	4.17	1.21

3.78	1.92	4.15	1.14

(1.09)	(2.72)	(2.40)	—

$22.36	$19.67	$20.47	$18.72

19.80%	10.25%	24.27%	6.48%

$12,701	$2,121	$35	$2,590	(d)
$6,377	$677	$12	$647	(d)

1.37%	1.42%	1.48%	1.48	%(g)
.87%	.92%	.98%	.98	%(g)
.12%	(.34)%	(.36)%	(.49	)%(g)

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	45

Financial Highlights

continued

	Class X
	Year Ended September 30, 2008(b)	March 2, 2007(a) through September 30, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$17.92	$16.14

Income (loss) from investment operations:
Net investment loss	(.07)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(3.02)	1.79

Total from investment operations	(3.09)	1.78

Less Distributions:
Distributions from net realized gains	(.81)	—

Net asset value, end of period	$14.02	$17.92

Total Return(c):	(17.87)%	11.03%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3,540	$5,984
Average net assets (000)	$4,796	$6,266
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.68%	1.87	%(e)
Expenses, excluding distribution and service (12b-1) fees	.90%	.87	%(e)
Net investment loss	(.44)%	(.14	)%(e)

(a)	Inception date of Class X shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

continued

Class Z
Year Ended September 30, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$23.42

Income (loss) from investment operations:
Net investment income (loss)	.08
Net realized and unrealized gain (loss) on investment transactions	(3.97)

Total from investment operations	(3.89)

Less Dividends and Distributions:
Dividends from net investment income	(.10)
Distributions from net realized gains	(.81)

Total dividends and distributions	(.91)

Net asset value, end of year	$18.62

Total Return(b):	(17.14)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$575,095
Average net assets (000)	$659,205
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.90%
Expenses, excluding distribution and service (12b-1) fees	.90%
Net investment income (loss)	.36%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class Z
Year Ended September 30,
2007(a)	2006(a)	2005	2004(a)

$20.49	$21.13	$19.18	$16.07

.14	.02	.04	(.05)
3.88	2.06	4.31	3.16

4.02	2.08	4.35	3.11

—	—	—	—
(1.09)	(2.72)	(2.40)	—

(1.09)	(2.72)	(2.40)	—

$23.42	$20.49	$21.13	$19.18

20.20%	10.80%	24.72%	19.35%

$674,364	$189,508	$40,126	$55,246
$460,435	$97,368	$46,314	$66,315

.87%	.92%	.98%	.98%
.87%	.92%	.98%	.98%
.62%	.09%	.15%	(.29)%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	49

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Jennison Small Company Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Jennison Small Company Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 24, 2008

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (September 30, 2008) as to the federal income tax status of distributions paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended September 30, 2008, the Fund paid dividends from net investment income of $0.03897 and $0.09605 per share for Class A and Class Z, respectively. Additionally, the Fund paid distributions short-term capital gains of $0.3787 for Class A, B, C, L, M, R, X and Z shares, which are taxable as ordinary income and $0.4338 per share for Class A, B, C, L, M, R, X and Z shares from long-term capital gain, which is taxable as such.

Further, we wish to advise you that the corporate dividends received deduction for the Fund is 63.97%. Only funds that invest in U.S. equity securities are entitled to pass through a corporate dividends received deduction.

For the fiscal year ended September 30, 2008, the Fund designated 61.81% as qualified dividend income for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates 36.62% as short-term capital gain dividends under The American Jobs Creation Act of 2004.

In January 2008, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar 2007.

Jennison Small Company Fund, Inc.	51

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008)
Linda W. Bynoe (56) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 63	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 63

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (74) Board Member Portfolios Overseen: 63	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (66) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (65) Board Member Portfolios Overseen: 63	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 63

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Jennison Small Company Fund, Inc.

Robert F. Gunia (61) Board Member & Vice President Portfolios Overseen: 147

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

1	The year in which each individual joined the Fund’s Board is as follows: Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1996, Richard A. Redeker, 1995; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 1996 and Vice President since 1999.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).
Andrew R. French (45) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Jennison Small Company Fund, Inc.

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Board of Directors (the “Board”) of Jennison Small Company Fund, Inc. (the “Fund”) oversees the management of the Fund and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Jennison Small Company Fund, Inc.

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Small Company Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to

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its Peer Universe (the Lipper Small-Cap Core Funds Performance Universe) was in the first quartile over the one-, three-, and five-year periods, and in the third quartile over the 10-year period. The Board also noted that the Fund outperformed its benchmark index over the one-, three-, and five-year periods, though it underperformed its benchmark index during the 10-year period. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s second quartile, and the Fund’s total expenses ranked in the Expense Group’s first quartile. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Jennison Small Company Fund, Inc.

Approval of Advisory Agreements (continued)

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception
Class A	–21.86%	8.97%	6.92%	—
Class B	–22.11	9.18	6.69	—
Class C	–18.71	9.40	6.73	—
Class L	–22.22	N/A	N/A	–8.71% (3/5/07)
Class M	–22.91	N/A	N/A	–8.88 (3/5/07)
Class R	–17.48	N/A	N/A	8.69 (5/10/04)
Class X	–22.56	N/A	N/A	–8.55 (3/5/07)
Class Z	–17.14	10.44	7.76	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception
Class A	–17.31%	10.21%	7.53%	—
Class B	–18.22	9.32	6.69	—
Class C	–17.92	9.40	6.73	—
Class L	–17.48	N/A	N/A	–5.22% (3/5/07)
Class M	–18.24	N/A	N/A	–6.02 (3/5/07)
Class R	–17.48	N/A	N/A	8.69 (5/10/04)
Class X	–17.87	N/A	N/A	–5.68 (3/5/07)
Class Z	–17.14	10.44	7.76	—

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Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.20%; Class B, 1.90%; Class C, 1.90%; Class L, 1.40%; Class M, 1.90%; Class R, 1.65%; Class X, 1.90%; Class Z, 0.90%. Net operating expenses apply to: Class A, 1.18%; Class B, 1.90%; Class C, 1.90%; Class L, 1.40%; Class M, 1.90%; Class R, 1.40%; Class X, 1.68%; Class Z, 0.90%, after contractual reduction for Class A through 1/31/2008 and Class R through 1/31/2009.

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Jennison Small Company Fund, Inc. (Class A shares) with a similar investment in the Russell 2500 Index and the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 1998) and the account values at the end of the current fiscal year (September 30, 2008) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. The S&P SmallCap 600 Index is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that covers all industry sectors. It is a broad indicator of how U.S. small-cap stock prices have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively, and an annual 12b-1 fee of up to 0.30% and 0.50%, respectively. Investors who purchase Class A and Class L shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a

Jennison Small Company Fund, Inc.

Growth of a $10,000 Investment (continued)

12b-1 fee of up to 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of up to 1%. Class M and Class X shares purchased are not subject to a front-end sales charge, but charge a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class M and Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M and Class X shares convert to Class A shares approximately eight years after purchase. Class R shares are not subject to a sales charge, but have a 12b-1 fee of up to 0.75% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker •
Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer •
Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer •
Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary •
John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Small Company Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Small Company Fund, Inc.
Share Class	A	B	C	L	M	R	X	Z
NASDAQ	PGOAX	CHNDX	PSCCX	JSCCL	JSCCM	PSCRX	JSCCX	PSCZX
CUSIP	47629P106	47629P205	47629P304	47629P601	47629P700	47629P502	47629P809	47629P403

MF109E    IFS-A158257    Ed. 11/2008

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2008 and September 30, 2007, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $20,869 and $19,859, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2008 and 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2008 and 2007 was $0 and $340,700, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Jennison Small Company Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date November 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date November 24, 2008

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date November 24, 2008

*	Print the name and title of each signing officer under his or her signature.